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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 26, 1999, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Juniper Networks, Inc. for the registration of shares of its common stock.


                                       /s/ Ernst & Young LLP

Palo Alto, California
June 4, 1999